UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2009

PartnerRe Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

001-14536		Not Applicable
(Commission File Number)		(IRS Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke, Bermuda		HM 08
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 292-0888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement

The information set forth in the last paragraph under Item 2.01 below is incorporated by reference in response to this Item 1.01.

Item 2.01            Completion of Acquisition or Disposition of Assets

On October 2, 2009, PartnerRe Ltd., a Bermuda company (“PartnerRe”), closed its previously announced purchase (the “Purchase”) of 62,132,612 common shares and 8,391,195 warrants to purchase common shares of PARIS RE Holdings Limited, a Swiss corporation (“Paris Re”).  The Paris Re common shares purchased in the Purchase represent in the aggregate approximately 77% of the outstanding Paris Re common shares.  As a result of the Purchase, PartnerRe’s ownership of Paris Re has increased from approximately 6% to 83% of Paris Re’s outstanding common shares.  The Purchase was consummated pursuant to the terms of (i) a securities purchase agreement dated as of July 4, 2009 (as amended by Amendments No. 1 and 2 thereto, the “Block Purchase Agreement”) among PartnerRe, PartnerRe Holdings II Switzerland GmbH, a Swiss GmbH and wholly-owned subsidiary of Parent (“Merger Subsidiary”), Paris Re and the other parties thereto, (ii) a number of securities purchase agreements dated as of July 17, 2009 and effective as of July 25, 2009 (the “Additional Purchase Agreements”) among PartnerRe, Merger Subsidiary and the seller party thereto and (iii) a securities purchase agreement dated as of September 28, 2009 (the “HPG Purchase Agreement”) among Mr. Hans-Peter Gerhardt, the chief executive officer of Paris Re, PartnerRe and Merger Subsidiary.

In accordance with the terms of the Block Purchase Agreement, the Additional Purchase Agreements and the HPG Purchase Agreement, PartnerRe exchanged, through Merger Subsidiary, 0.300 PartnerRe common shares for each Paris Re common share and 0.167 PartnerRe common shares for each Paris Re warrant.  In addition, in accordance with the terms of these agreements, each seller of Paris Re common shares received a promissory note in the amount of CHF 4.17 per Paris Re common share because the previously announced extraordinary cash distribution by Paris Re of CHF 4.17 per Paris Re common share to Paris Re shareholders was not paid prior the Purchase.  A copy of the press release announcing the closing of the Purchase is attached hereto as Exhibit 99.1 and incorporated by reference herein.  In the press release, PartnerRe announced that, as of the close of business on October 2, 2009, it had acquired an aggregate of 71% of the outstanding Paris Re common shares in the Purchase, with an additional 6% of the outstanding Paris Re common shares subject to physical settlement.  PartnerRe has since settled on the remaining Paris Re common shares.

In connection with the Purchase, PartnerRe issued approximately 20,041,114 PartnerRe common shares to the holders of Paris Re common shares and Paris Re warrants.  PartnerRe’s shareholders approved the issuance of these shares at a Special General Meeting on September 24, 2009.

Following the Purchase, and in accordance with the terms of a Transaction Agreement dated as of July 4, 2009 (as amended by Amendment No. 1 thereto, the “Transaction Agreement”) among PartnerRe, Merger Subsidiary and Paris Re, the Paris Re board of directors was reconstituted to give PartnerRe designees majority representation on the Paris Re board of directors.

Pursuant to the Transaction Agreement, PartnerRe has agreed to acquire the remaining Paris Re common shares outstanding after the Purchase and after any other purchases that PartnerRe may make through a compulsory merger of Paris Re with and into Merger Subsidiary in accordance with Swiss law (the “Merger”), subject to the satisfaction of certain conditions.  To this end, PartnerRe has agreed, as soon as reasonably practicable after the closing of the Purchase, to cause Paris Re to call and hold a meeting of the Paris Re shareholders for the purpose of approving the Merger.  Previously, PartnerRe had agreed to commence a voluntary exchange offer for all remaining outstanding Paris Re common shares prior to the Merger.  However, as a result of certain structural amendments announced on September 28, 2009, the exchange offer will no longer be necessary if the Merger is effective.

The Block Purchase Agreement, the form of the Additional Purchase Agreements, the HPG Purchase Agreement, the Transaction Agreement, Amendments No. 1 and 2 to the Block Purchase Agreement and Amendment No. 1 to the Transaction Agreement were previously described in, and attached as exhibits to, the Current Reports on Form 8-K filed by PartnerRe on July 9, 2009, July 23, 2009, July 27, 2009 and September 9,

2009.  Additional information about the Purchase and the Merger is contained in these Current Reports as well as the definitive proxy statement of PartnerRe filed on August 24, 2009.

At the closing of the Purchase, PartnerRe entered into a separate investor agreement and registration rights agreement with investment entities affiliated with each of Hellman & Friedman, Stone Point Capital, Vestar Capital Partners, Crestview Partners, New Mountain Capital and Caisse de Dépôt et Placement du Québec. The forms of investor agreement and registration rights agreement were previously described in, and attached as Exhibits 2.3 and 2.4 to, the Current Report on Form 8-K filed by PartnerRe on July 9, 2009.  Additional information about the investor agreements and the registration rights agreements is contained in such Current Report as well as the definitive proxy statement of PartnerRe filed on August 24, 2009.  In connection with the structural amendments referenced above, the period (the “lock-up period”) during which the shareholders subject to the investor agreements are restricted, under certain circumstances, from transferring their PartnerRe shares was amended.  As amended, the “lock-up period” refers to the period from the closing of the Purchase to the later to occur of (i) six months after the closing of the Purchase and (ii) the earlier to occur of (A) three months after the effective time of the Merger and (B) May 31, 2010.  Prior to this amendment, clause (A) had instead referred to the date three months after the consummation of the exchange offer.

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Transaction Agreement and effective on the closing of the Purchase, the Board of Directors of PartnerRe increased its size from 11 members to 12 members.  As disclosed in a Current Report on Form 8-K filed by PartnerRe on September 24, 2009, the increase in the size of the Board was approved by PartnerRe’s shareholders.

At the closing of the Purchase, in accordance with the terms of the Transaction Agreement, the Board of Directors of PartnerRe appointed Roberto Mendoza, who previously served as a director of Paris Re, to fill the resulting vacancy.  The Board of Directors of PartnerRe appointed Mr. Mendoza as a Class I director and his term will accordingly expire at the 2012 Annual General Meeting of Shareholders.  Mr. Mendoza will also serve as a member of the Board’s Nominating and Governance Committee and Risk and Finance Committee.

The above actions were taken pursuant to the Transaction Agreement, which provided that one of the members of Paris Re’s board of directors immediately prior to the closing of the Purchase and unaffiliated with the sellers party to the Block Purchase Agreement would become a member of PartnerRe’s Board of Directors at the closing of the Purchase.

Mr. Mendoza will be compensated on the same terms as PartnerRe’s other non-management directors, as described under “Director Compensation” in PartnerRe’s proxy statement filed on April 9, 2009.  In addition, Mr. Mendoza will enter into an indemnification agreement with PartnerRe in the same form as PartnerRe has entered into such agreements with its other current directors.   Biographical information for Mr. Mendoza is set forth in the definitive proxy statement of PartnerRe filed on August 24, 2009.

A copy of the press release announcing Mr. Mendoza’s appointment as a director of PartnerRe is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01           Financial Statements and Exhibits

(a) Financial Statements of Business Acquired and Pro Forma Financial Information

The following documents were previously reported in, and are incorporated by reference from, the definitive proxy statement filed by PartnerRe on August 24, 2009:

•	the audited consolidated balance sheets of Paris Re as of December 31, 2008 and December 31, 2007;

•
the consolidated statements of income, consolidated statements of cash flow and consolidated statements of shareholders’ equity of Paris Re for the years ended December 31, 2008, December 31, 2007 and for the period from incorporation date to December 31, 2006;

•	the unaudited consolidated balance sheet of Paris Re as of June 30, 2009;
•	the consolidated statement of income and consolidated statement of cash flows of Paris Re for the period ended June 30, 2009;
•	the unaudited pro forma condensed combined balance sheet at June 30, 2009; and
•	the unaudited pro forma condensed combined statements of operations for the year ended December 21, 2008 and the six months ended June 30, 2009.

(d) Exhibits.

Exhibit No.	Description

2.1
Transaction Agreement dated as of July 4, 2009 among PartnerRe Ltd., PARIS RE Holdings Limited and PartnerRe Holdings II Switzerland GmbH (incorporated by reference to the Current Report on Form 8-K filed by PartnerRe Ltd. on July 9, 2009)

2.2
Securities Purchase Agreement dated as of July 4, 2009 among PartnerRe Ltd., PARIS RE Holdings Limited, PartnerRe Holdings II Switzerland GmbH and the sellers named therein (incorporated by reference to the Current Report on Form 8-K filed by PartnerRe Ltd. on July 9, 2009)

2.3
Amendment No. 1 to the Transaction Agreement dated as of September 28, 2009 among PartnerRe Ltd., PARIS RE Holdings Limited and PartnerRe Holdings II Switzerland GmbH (incorporated by reference to the Current Report on Form 8-K filed by PartnerRe Ltd. on September 29, 2009)

2.4
Amendment No. 1 to the Securities Purchase Agreement dated as of July 17, 2009 among PartnerRe Ltd., PARIS RE Holdings Limited and the sellers named therein (incorporated by reference to the Current Report on Form 8-K filed by PartnerRe Ltd. on July 17, 2009)

2.5
Amendment No. 2 to the Securities Purchase Agreement dated as of September 28, 2009 among PartnerRe Ltd., PartnerRe Holdings II Switzerland GmbH, PARIS RE Holdings Limited and the sellers named therein (incorporated by reference to the Current Report on Form 8-K filed by PartnerRe Ltd. on September 29, 2009)

2.6	Form of Investor Agreement between PartnerRe Ltd. and the shareholders party thereto (incorporated by reference to the Current Report on Form 8-K filed by PartnerRe Ltd. on July 9, 2009)

2.7	Form of Registration Rights Agreement between PartnerRe Ltd. and the shareholders party thereto (incorporated by reference to the Current Report on Form 8-K filed by PartnerRe Ltd. on July 9, 2009)

2.8
Form of Securities Purchase Agreement dated as of July 17, 2009 and effective as of July 25, 2009 among PartnerRe Ltd., PartnerRe Holdings II Switzerland GmbH and each seller named therein (incorporated by reference to the Current Report on Form 8-K filed by PartnerRe Ltd. on July 27, 2009)

2.9
Securities Purchase Agreement dated as of September 28, 2009 among PartnerRe Ltd., PartnerRe Holdings II Switzerland GmbH and Mr. Hans-Peter Gerhardt (incorporated by reference to the Current Report on Form 8-K filed by PartnerRe Ltd. on September 29, 2009)

99.1	Press Release of PartnerRe Ltd., dated October 4, 2009

99.2	Press Release of PartnerRe Ltd., dated October 4, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PartnerRe Ltd. (Registrant)

Date:	October 7, 2009	By:	/s/ Amanda E. Sodergren
			Name:	Amanda E. Sodergren
			Title:	Chief Legal Counsel

Exhibit Index

Exhibit No.	Description

2.1
Transaction Agreement dated as of July 4, 2009 among PartnerRe Ltd., PARIS RE Holdings Limited and PartnerRe Holdings II Switzerland GmbH (incorporated by reference to the Current Report on Form 8-K filed by PartnerRe Ltd. on July 9, 2009)

2.2
Securities Purchase Agreement dated as of July 4, 2009 among PartnerRe Ltd., PARIS RE Holdings Limited, PartnerRe Holdings II Switzerland GmbH and the sellers named therein (incorporated by reference to the Current Report on Form 8-K filed by PartnerRe Ltd. on July 9, 2009)

2.3
Amendment No. 1 to the Transaction Agreement dated as of September 28, 2009 among PartnerRe Ltd., PARIS RE Holdings Limited and PartnerRe Holdings II Switzerland GmbH (incorporated by reference to the Current Report on Form 8-K filed by PartnerRe Ltd. on September 29, 2009)

2.4
Amendment No. 1 to the Securities Purchase Agreement dated as of July 17, 2009 among PartnerRe Ltd., PARIS RE Holdings Limited and the sellers named therein (incorporated by reference to the Current Report on Form 8-K filed by PartnerRe Ltd. on July 17, 2009)

2.5
Amendment No. 2 to the Securities Purchase Agreement dated as of September 28, 2009 among PartnerRe Ltd., PartnerRe Holdings II Switzerland GmbH, PARIS RE Holdings Limited and the sellers named therein (incorporated by reference to the Current Report on Form 8-K filed by PartnerRe Ltd. on September 29, 2009)

2.6	Form of Investor Agreement between PartnerRe Ltd. and the shareholders party thereto (incorporated by reference to the Current Report on Form 8-K filed by PartnerRe Ltd. on July 9, 2009)

2.7	Form of Registration Rights Agreement between PartnerRe Ltd. and the shareholders party thereto (incorporated by reference to the Current Report on Form 8-K filed by PartnerRe Ltd. on July 9, 2009)

2.8
Form of Securities Purchase Agreement dated as of July 17, 2009 and effective as of July 25, 2009 among PartnerRe Ltd., PartnerRe Holdings II Switzerland GmbH and each seller named therein (incorporated by reference to the Current Report on Form 8-K filed by PartnerRe Ltd. on July 27, 2009)

2.9
Securities Purchase Agreement dated as of September 28, 2009 among PartnerRe Ltd., PartnerRe Holdings II Switzerland GmbH and Mr. Hans-Peter Gerhardt (incorporated by reference to the Current Report on Form 8-K filed by PartnerRe Ltd. on September 29, 2009)

99.1	Press Release of PartnerRe Ltd., dated October 4, 2009

99.2	Press Release of PartnerRe Ltd., dated October 4, 2009